SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          ALLIED RESEARCH CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                           Allied Research Corporation

Allied Research Corporation
8000 Towers Crescent Drive
Suite 750
Vienna, Virginia  22182


April 25, 1996

Dear Shareholder:

   Your Board of Directors joins me in extending an invitation to attend the 1996 Annual Meeting of Shareholders which will be held on Wednesday, June 5, 1996 at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182. The meeting will start promptly at 10:30 a.m.

   We sincerely hope you will be able to attend and participate in the meeting. We will report on the Company's progress and respond to questions you may have about the Company's business.

   Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting, and, therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose.

                                                Sincerely yours,

                                                /s/ J. R. Sculley

                                                J. R. Sculley,
                                                Chairman and
                                                Chief Executive Officer

                           ALLIED RESEARCH CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 5, 1996


   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Allied Research Corporation will be held on Wednesday, June 5, 1996, at The Tower Club, 17th floor, 8000 Towers Crescent Drive, Vienna VA 22182, at 10:30 a.m., local time, on Wednesday, June 5, 1996, for the following purposes:

   1. To elect six (6) directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

   2. To consider and act upon a proposal to ratify the selection of Grant Thornton LLP as the Company's independent auditors for the year 1996.

   3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

   Only shareholders of record at the close of business on April 10, 1996 are entitled to notice of and to vote at the meeting.

   A copy of the Annual Report of Allied Research Corporation for 1995 is enclosed with this Notice, the attached Proxy Statement and the accompanying proxy.

   All Shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                                          By Order of the Board of Directors,

                                          /s/ J. R. Sculley

                                          J. R. Sculley,
                                          Chairman and
                                          Chief Executive Officer

April 25, 1996

                           ALLIED RESEARCH CORPORATION
                      8000 TOWERS CRESCENT DRIVE, SUITE 750
                             VIENNA, VIRGINIA 22182

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

General

   The accompanying proxy is solicited by and on behalf of the Board of Directors of Allied Research Corporation, a Delaware corporation (the
"Company"), for use at the annual meeting of shareholders to be held at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182, on Wednesday, June 5, 1996, at 10:30 a.m., local time, or any adjournment thereof (the "annual meeting").

   The record date for determination of the shareholders entitled to vote at the annual meeting is April 10, 1996, at the close of business. Any shareholder giving a proxy may revoke it at any time before it is exercised (including a revocation at the annual meeting) by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date.

   In accordance with the laws of the State of Delaware and the Company's Restated Certificate of Incorporation, as amended, and its Amended and Restated Bylaws, a majority of the outstanding shares of common stock will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

   In accordance with the laws of the State of Delaware and the Company's Restated Certificate of Incorporation, as amended, and its Amended and Restated Bylaws (i) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR all nominees", "WITHHELD from all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast, and broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST" or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

   The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has also retained Chemical Mellon Shareholders Services to aid in the solicitation at an estimated cost of $3,000 plus out-of-pocket expenses.

   The approximate date on which this Proxy Statement and enclosed form of proxy are to be mailed to shareholders is April 25, 1996.


Voting Securities and Principal Shareholders

   On April 10, 1996, the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, 4,430,698 shares of common stock of the Company were outstanding. Common stock is the only class of capital stock of the Company currently outstanding. Each shareholder of record is entitled to one vote for each share of common stock owned on all matters to come before the annual meeting.

   The following table sets forth information as of March 15, 1996, with respect to the shares of the Company's common stock which are held by the only persons known to the Company to be the beneficial owners of more than 5% of such common stock:

      Title                                Amount and nature
       of       Name and address of          of beneficial       Percent of
      class      beneficial owner              ownership          class(1)
- --------------------------------------------------------------------------------
      Common    Linder Growth Fund/             424,620            9.45%
                Ryback Management                Owned
                Corporation                    directly
                7711 Carondelet Avenue
                P.O. Box 16900
                St. Louis, MO 63105

      Common    Fidelity Low-Priced Stock       248,110
                Fund/Fidelity Management         Owned             5.52%
                & Research Company             directly
                82 Devonshire Street
                Boston, MA 02109


   The following table sets forth the information as of March 4, 1996, with respect to the beneficial ownership by management of the Company's common stock:


      Title                                    Amount and nature
       of               Name of                  of beneficial       Percent of
      class        beneficial owner                ownership          class(1)
- --------------------------------------------------------------------------------
      Common       Charles T. Scott                   2,000                 *
                                                 Owned directly
      Common       Earl P. Smith                      1,110                 *
                                                 Owned directly
      Common       Clifford C. Christ                 8,000                 *
                                                 Owned directly
      Common       Harry H. Warner                    1,000                 *
                                                 Owned directly
      Common       J.R. Sculley                      76,336(2)           1.7%
                                                 Owned directly
      Common       W. Glenn Yarborough, Jr.          15,664(3)              *
                                                 Owned directly
      Common       All executive officers and       104,110              2.3%
                   directors as a group (6)      Owned directly

- --------------------------------------------------------------------------------
1 Based upon  4,442,056  shares of common stock  outstanding  plus 72,500 shares which may be acquired  within 60 days pursuant to outstanding  stock options.
2 Includes  12,000  shares  which  may be  acquired  within  60 days  pursuant to outstanding stock options.
3 Includes 7,000 shares which may be acquired within 60 days pursuant to outstanding stock options.

ELECTION OF DIRECTORS

   Six (6) directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The accompanying proxy will be voted for the election of all of the persons named below as nominees unless the shareholder otherwise specifies in the proxy. If any of the nominees should become unavailable, the persons named in the proxy or their substitutes shall be entitled to vote for one or more substitutes to be designated by the Board of Directors.

   J.R. Sculley and Charles T. Scott became members of the Board of Directors in 1991. Clifford C. Christ and Earl P. Smith joined the Board of Directors in April, 1993. Robert W. Hebel and Harry H. Warner joined the Board of Directors in January, 1996.

   The following information is presented with respect to each nominee, each of whom has indicated approval of his nomination and willingness to serve if elected:

                   Year in which               Principal business occupation
                   first elected                  for past five years and
Name of nominee     a director      Age             other directorships
- --------------------------------------------------------------------------------
J.R. Sculley           1991          55      Chairman of the Board and chief
                                             executive officer of the Company
                                             since December, 1992; president and
                                             chief operating officer of the
                                             Company since April, 1992; director
                                             of Barnes & Reinecke, Inc.
                                             ("Barnes &  Reinecke")  since
                                             April,  1992;  director of Allied
                                             Research Corporation  Limited
                                             ("Limited") since April,  1992;
                                             director of ARC Services, Inc.
                                             ("Services")  since  January,
                                             1993;  director  of  Advanced
                                             Studies  and Technologies  of
                                             Grumman  Corporation,  a defense
                                             company,  from 1989 to April, 1992;
                                             formerly  Assistant  Secretary  of
                                             the Army  (Research,  Development
                                             and Acquisition).

Charles T. Scott       1991          74      Retired  business  executive;  from
                                             1978 to  1990, president of
                                             Management  Services  Corporation,
                                             a  subsidiary  of Lear Siegler
                                             Corp., a defense company.

Clifford C. Christ     1993          48      President and chief executive
                                             officer of NavCom Defense
                                             Electronics, Inc., a defense
                                             electronics company, since 1988.

Earl P. Smith          1993          57      Principal  in Earl P.  Smith and
                                             Associates,  a defense consulting
                                             firm, since 1990; vice
                                             president-commercial  operations of
                                             Management Services  Corporation,
                                             a subsidiary of Lear Siegler Corp.,
                                             a defense  company, during 1990;
                                             vice  president  marketing and
                                             contracts of  Management  Services
                                             Corporation from 1986-1990.

Robert W. Hebel         1996         72      Private investor.

Harry H. Warner         1996         60      Self-employed financial consultant,
                                             investor and real estate developer.
                                             Also a director of Chesapeake
                                             Corporation, Pulaski Furniture
                                             Corporation and American Filtrona
                                             Corporation.

   During calendar year 1995, there were five (5) formal meetings of the Board of Directors. The directors frequently communicate with one another on an informal basis.

   The Audit Committee had two (2) meetings during 1995 and the Compensation Committee met once in calendar year 1995.

   The Audit Committee is currently comprised of Messrs. Christ, Scott and Warner. Among its functions, the Audit Committee (i) recommends the selection of the Company's independent public accountants, (ii) reviews the scope of the independent public accountants' audit activity, (iii) reviews the financial statements which are the subject of the independent public accountant's certification, and (iv) reviews the adequacy of the Company's basic accounting and internal control systems.

   The Compensation Committee is currently comprised of Messrs. Scott, Smith and Hebel. The Compensation Committee establishes the Company's executive compensation program. It also periodically reviews the compensation of executives and other key officers and employees of the Company and its subsidiaries.

   The Planning and Operations Committee is currently comprised of Messrs. Sculley, Smith and Hebel. This committee will advise management concerning certain planning and technical operations issues.

   The Board of Directors of the Company has no standing nominating or similar committee.

   The by-laws provide that a shareholder of the Company entitled to vote for the election of directors may nominate persons for election to the Board of Directors by providing written notice to the Secretary of the Company not less than 14 and not more than 50 days prior to the annual meeting. Such notice shall include (i) the name and address of the shareholder and of each person to be nominated, (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all understandings between the shareholder and each nominee and other person (naming such person) pursuant to which the nomination is to be made by the shareholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Compensation of Directors and Executive Officers

   The following table sets forth information concerning all compensation paid for services rendered in all capacities to the Company and its subsidiaries during the years ended December 31, 1995, 1994 and 1993, by the chief executive officer of the Company and by other executive officers of the Company whose total annual salary and bonus exceeds $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                      Long Term Compensation
- -------------------------------------------------------------------------------------------------------------------
                                   Annual Compensation                  Awards             Payouts
- -------------------------------------------------------------------------------------------------------------------
(a)                 (b)         (c)          (d)        (e)         (f)         (g)          (h)          (i)
                                                      Other                 Securities                    All
Name and                                              Annual    Restricted   Underlying                   Other
Principal                                             Compen-      Stock      Options       LTIP         Compen-
Position            Year     Salary ($)    Bonus($)   sation ($)  Award(s)    SARs (#)    Payouts ($)   sation ($)
- -------------------------------------------------------------------------------------------------------------------
J.R.                1995      $235,000
Sculley,            1994      $235,000    $103,125(1)   $82,763(2)              56,000(3)
Chief               1993      $225,000                  $44,654(4)
Executive Officer

W. Glenn            1995      $144,500
Yarborough, Jr.,(5) 1994      $130,000    $ 26,250(6)                           14,000(7)
Vice President
Michael W.          1995      $132,000
Owen,(8)
Vice President
- -------------------------------------------------------------------------------------------------------------------

(1) Mr. Sculley was granted 25,000 shares of Company stock which had a market value of $4.125 per share on the date of grant.

(2) Mr. Sculley was paid $82,763 in payment of federal and state taxes paid as a result of the 1994 stock award.

(3) Mr. Sculley was granted incentive stock options to acquire up to 56,000 shares of Company stock in March, 1994. The options first become exercisable in March, 1996 at which point they become exercisable at the rate of 20% of the underlying shares per year.

(4) Mr. Sculley was paid $44,654 in partial payment of federal and state taxes paid as a result of 1992 stock award.

(5) Mr. Yarborough first became an executive officer of the Company in January, 1995.

(6) Mr. Yarborough was granted 6,000 shares of Company stock which had a market value of $4.375 per share on the date of grant.

(7) Mr. Yarborough was granted incentive stock options to acquire up to 14,000 shares of Company stock in March, 1994. The options first become exercisable in March, 1996 at which point they become exercisable at the rate of 20% of the underlying shares per year.

(8) Mr. Owen  resigned all positions with the Company in early 1996.

              Aggregated Options/SAR Exercises in Last Fiscal Year
                           and FY-End Option/SAR Value

          (a)              (b)             (c)                (d)            (e)
                                                           Number of
                                                           Securities      Value of
                                                           Underlying      Unexercised
                                                           Unexercised     In-the-Money
                                                           Options/SARS    Options/SARs at
                                                           FY-End (#)      FY-End ($)

                         Shares Acquired    Value          Exercisable/    Exercisable/
Name                     on Exercise (#)    Realized ($)   Unexercisable   Unexercisable
- --------------------------------------------------------------------------------------------
J.R. Sculley                   0                0            0/56,000          0(1)

W. Glenn Yarborough, Jr.       0                0            0/14,000          0(1)

- --------------------------------------------------------------------------------------------

1 At December 31, 1995, the Company's common stock traded at $3.125 per share; the exercise price was $8.25 per share.

Director Compensation

   Each director of the Company is currently compensated for services as a director, including as a member of committees of the Board, as follows: (i) each director who is also an employee of the Company is compensated in the amount of $1,000 per month; and (ii) each director who is not also an employee of the Company ("Outside Director") is compensated in accordance with the Allied Research Corporation Outside Directors Compensation Plan (the "Directors Compensation Plan") by which the Company pays each one of its Outside Directors $1,000 per month during such Outside Director's tenure and awards 1,000 shares of the Company's stock to each individual who serves as an Outside Director on each July 1. As initially adopted by the Board of Directors, the Directors Compensation Plan authorized the issuance of up to 50,000 shares of common stock of the Company; as a result of the 5% stock dividend paid on November 6, 1992, the 48,000 shares remaining to be issued automatically increased to 50,400 shares. In addition, Outside Directors are compensated (a) $1,000 for each Board meeting in excess of four (4) personally attended during each calendar year, (b) $500 for each committee meeting attended which is not held in conjunction with a Board meeting, and (c) $250 for each teleconference Board meeting in excess of two (2) in which a director participates during each calendar year.

   In 1992, the Board of Directors of the Company adopted the Allied Research Corporation Outside Directors Retirement Plan (the "Directors Retirement Plan") to provide retirement benefits for long-standing Outside Directors. Under the Directors Retirement Plan, Outside Directors are eligible for a retirement benefit if they retire from the Board and have served as a member of the Board for a minimum of (5) years. An eligible Outside Director who retires from the Board is entitled to receive, commencing on the last day of the first month following the month in which the director attains age seventy (70), monthly payments equal to the monthly cash compensation received from the Company at the time the director terminated service in such capacity. Such payments will cease upon the earlier of the expiration of a period of time equivalent to the period of time the director served as a member of the Board or the death of the director. In the event that a director has breached any fiduciary or legal duty to the Company, the director will forfeit the right to payment of benefits under the Directors Retirement Plan. The Directors Retirement Plan is administered by the Board of Directors.

   In 1991, the Board of Directors of the Company adopted the Allied Research Corporation Outside Directors Stock Option Plan (the "Directors Option Plan") by which the Company may grant options for up to 208,000 shares of stock to its Outside Directors (which amount includes the 5% stock dividend paid on November 6, 1992). None of the options granted pursuant to the Directors Option Plan are intended to qualify as incentive stock options under Sections 422 through 424 of the Internal Revenue Code. The purpose of the Directors Option Plan is to advance the interests of the Company by providing its Outside Directors with financial incentives in the form of non-statutory stock options in order to attract, retain and motivate such Outside Directors. No options were granted under the Directors Option Plan in 1995 and no options are outstanding under the Directors Option Plan.


Employment Contracts and Change-In-Control Agreements

   J.R. Sculley and the Company have entered into an Employment Agreement (the "Sculley Agreement"), which extends through March 31, 1998, and is automatically renewable from year to year thereafter unless either the Company or Mr. Sculley gives the other timely notice of its or his intent not to renew. In consideration for his services as an officer of the Company and as a director of the Company and its subsidiaries, Mr. Sculley is entitled to receive an aggregate sum of not less than $235,000 per calendar year. The Sculley Agreement further provides that upon the death or disability of Mr. Sculley, the Company will make installment payments to or for the benefit of Mr. Sculley in an amount not to exceed $250,000.

   W. Glenn Yarborough, Jr. and the Company have entered into an Employment Agreement (the "Yarborough Agreement") which extends through July, 1996, and is automatically renewable from year to year thereafter unless either the Company or Mr. Yarborough gives the other timely notice of its or his intent not to renew. In consideration for his services as an officer of the Company and as a director of the entities comprising The VSK Group, Mr. Yarborough is entitled to receive an aggregate sum of not less than $168,000 per calendar year. The Yarborough Agreement further provides that in the event Mr. Yarborough ceases to serve in any capacity as an officer of the Company as a result of a voluntary or involuntary termination within a period of twelve (12) months following a change in control, Mr. Yarborough shall be entitled to a lump sum payment equal to the aggregate amount of compensation payable to Mr. Yarborough throughout the remaining term of the Yarborough Agreement.

   In June, 1991, the Board of Directors of the Company adopted the Preferred Share Purchase Rights Agreement (the "Agreement"). The Board amended the Agreement in April, 1993, to reduce the acquisition threshold described below from 25% to 10%. The Agreement provides each stockholder of record on June 20, 1991, a dividend distribution of one "right" for each outstanding share of the Company's common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of the Company's common stock, or (2) the commencement of a tender offer which would result in an offeror beneficially owning 30% or more of the outstanding common stock of the Company. All rights held by an acquirer or offeror expire on the announced acquisition date, and all rights expire at the close of business on June 20, 2001. Each right entitles a stockholder to acquire at a stated purchase price, 1/100 of a share of the Company's preferred stock which carries voting and dividend rights similar to one share of its common stock. Alternatively, a rights holder may elect to purchase for the stated price an equivalent number of shares of the Company's common stock (or in certain circumstances, cash, property or other securities of the Company) at a price per share equal to one-half of the average market price for a specified period. In lieu of the purchase price, a right holder may elect to acquire one-half of the common stock available under the second option. The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement. At the discretion of a majority of the Board and within a specified time period, the Company may redeem all of the rights at a price of $.01 per right. The Board may also amend any provision of the Agreement prior to exercise.


Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Company during the fiscal year ended December 31, 1995 consisted of Messrs. Charles T. Scott, Clifford C. Christ and Earl P. Smith. None of such individuals has served as an officer or employee of the Company nor is there any other relationship between any member of the Compensation Committee and the Company which is required to be disclosed under applicable proxy regulations.

Compensation Committee Report on Executive Compensation

   The Compensation Committee of the Board of Directors establishes the compensation arrangements for executive officers of the Company. The
Compensation Committee's executive compensation program is structured to attract, motivate and retain qualified executives, to reward individual initiative and to link executive compensation with the interests of the Company's shareholders. This program is implemented by establishing competitive base salaries for its executive officers, coupled with bonuses with an emphasis on stock awards for exceptional performance and achievements and stock option grants to both retain executive officers and better assure that executive compensation is tied directly to the performance of the Company's stock.

   There are three components of the executive compensation program: (i) base salary, (ii) annual bonuses with an emphasis on stock awards and (iii) annual stock option grants. To date: (a) the base salary component has been principally based upon contractual obligations and not performance evaluations; (b) annual bonuses have been based on operating results and subjective performance criteria; and (c) stock options grants have been based in part on subjective performance evaluations and in part to facilitate increased ownership of Company stock by key employees.

   Salaries of the Company's executive officers are determined on the basis of comparisons with salaries of executives holding similar positions at comparably sized public companies. During 1992, the Chairman of the Compensation Committee engaged in an extensive study of compensation paid to chief executive officers of comparably sized public companies. This study was utilized to establish the compensation payable to the individual then serving as chief executive officer of the Company, the predecessor to the current chief executive officer, J.R. Sculley.

   The annual bonus component of the executive compensation program will largely be implemented using Company stock awards. No stock awards were granted in 1995 in view of substantial losses incurred in 1994. Going forward, it is the intent of the Compensation Committee to provide specific objectives for all executive officers and the key members of management of the Company's subsidiaries.

   The final component of the Company's executive compensation program is an annual grant of stock options. These grants are intended to provide a direct linkage between increased compensation for the Company's executives and an increase in the price of the Company's stock which constitutes enhanced value for all of the Company's shareholders. The number of options granted will be based on the executives' level of responsibility, Company performance and individual performance. As is the case with annual stock awards, the Compensation Committee intends to use stock options to incent and motivate the key managers of the Company's subsidiaries as well as Company executive officers. As an additional objective, stock option grants to executive officers are intended to induce the executive to remain in the employment of the Company. Accordingly, the Compensation Committee intends for stock options to be exercisable only after an employee has satisfied a minimum tenure requirement. The Compensation Committee expects to issue stock options in accordance with the foregoing plan within the next few weeks.

   Mr. Sculley's base salary as chief executive officer of the Company is at a level below that of his predecessor as chief executive officer. Mr. Sculley's employment agreement was negotiated at the time he became chief operating officer of the Company. It provided that his salary would be reviewed in the event he was elected chief executive officer. Mr. Sculley was not afforded an increase in salary at the time he assumed the duties of chief executive officer. The only compensatory change following his assumption of the title and responsibilities of chief executive officer was an amendment which provides for the Company to make installment payments to or for the benefit of Mr. Sculley, in an amount not to exceed $250,000, upon his death or disability. In 1994, the term of Mr. Sculley's agreement was extended through March, 1998. The 1994 amendment does not entitle Mr. Sculley to any increase in base salary over 1995 levels. No stock awards or stock options were awarded to Mr. Sculley in 1995 or 1996 to date. While the Compensation Committee does not currently contemplate the award of any stock awards to Mr. Sculley in 1996, it does contemplate that Mr. Sculley will be included in the award of stock options expected to be made in the next few weeks.

   This report is submitted by the Compensation Committee of the Board of Directors.

                                                           Charles T. Scott
                                                           Earl P. Smith
                                                           Robert W. Hebel

Performance Graph

   The following graph assumes $100 was invested on December 31, 1990 in Allied Research Corporation common stock, the S&P 500 Index and the S&P Aerospace/Defense Industry Index. It compares the cumulative total return on each, assuming reinvestment of dividends, for the five-year period ended December 31, 1995.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

        ASSUMES INITIAL INVESTMENT OF $100 AND REINVESTMENT OF DIVIDENDS

                              [GRAPH APPEARS HERE]

                                                         S&P Aerospace
                   Allied Research    S&P Index         Defense Industry
                  Corporation (ARC)     (S&P)              Index (IG)

        90        100                 100               100
        91        373.119995          130.470001        119.540001
        92        440.230011          140.410004        125.760002
        93        270.600006          154.559998        163.580002
        94        161.550003          156.600006        176.940002
        95        129.240005          214.860001        292.799988


Allied Research Corporation (ARC)
S & P Index (S+P)
S & P Aerospace Defense Industry Index (IG)



ALLIED RESEARCH:

   Represents Allied Research Corporation common stock's total return over the past five years including reinvestment of dividends.

S&P 500:

   Represents the S&P 500 Index's total return over the past five years including reinvestment of dividends.

S&P Aerospace/Defense:

   Represents the S&P Aerospace/Defense Industry Index's total return over the past five years including reinvestment of dividends.

This index consists of the following companies:

         AAR Corporation                            Precision Casting
         Banner Aerospace                           Talley Industries
         Fairchild Corporation                      Trans Technology
         Hexcel Corporation                         UNC, Inc.
         Orbital Science                            Whittaker Corporation

                    PROPOSAL CONCERNING INDEPENDENT AUDITORS

   The firm Grant Thornton LLP has been reappointed by the Board of Directors as the Company's independent auditors for the year 1996. A resolution will be presented at the annual meeting to ratify this appointment. The Company has been advised that representatives of Grant Thornton LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

   If the shareholders, by the affirmative vote of majority of the shares of common stock represented at the meeting, do not ratify the selection of Grant Thornton LLP, the selection of independent accountants will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF GRANT THORNTON
                      AS THE COMPANY'S INDEPENDENT AUDITORS
                               FOR THE YEAR 1996

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

   Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be in writing and must be received by the Secretary of the Company at 8000 Towers Crescent Drive, Suite 750, Vienna, Virginia 22182, no later than December 26, 1996, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                 OTHER BUSINESS

   The Board of Directors is not aware of any business requiring a vote of the shareholders to come before the annual meeting other than those matters described above in this Proxy Statement. However, if any other matter or matters are properly brought before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                           By Order of the Board of Directors,

                                           /s/ J.R. Sculley

                                           J.R. Sculley,
                                           President
Dated: April 25, 1996

   YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE.

PROXY

             THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                       OF

                          ALLIED RESEARCH CORPORATION

     The undersigned hereby appoints J.R. Sculley and Charles T. Scott and each of them proxies, each with full power of substitution, to vote all shares of Common Stock of Allied Research Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 5, 1996, and any adjournment thereof, upon the matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)


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                   (triangle) FOLD AND DETACH HERE (triangle)


Dear Shareholder(s):

Enclosed you will find material relative to the company's 1996 Annual meeting of shareholders. The notice of the annual meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is very important to us. We look forward to hearing from you.

Allied Research Corporation

                                                           Please make   [ X ]
                                                           your votes as
                                                           indicated in
                                                           the sample

The Board of Directors recommends
a vote FOR Items 1 and 2

Item 1. ELECTION OF DIRECTORS        Item 2. APPOINTMENT OF INDEPENDENT AUDITORS

                    WITHHELD from
FOR all nominees    all nominees
  listed below      listed below                  FOR     AGAINST     ABSTAIN

      [  ]              [  ]                      [  ]      [  ]        [  ]

Nominees:                            Item 3. IN THEIR DISCRETION, PROXIES ARE
J.R. Sculley        Charles T. Scott         AUTHORIZED TO VOTE UPON SUCH OTHER
Clifford C. Christ  Earl P. Smith            BUSINESS AS MAY PROPERLY COME
Robert W. Habel     Harry H. Warner          BEFORE THE ANNUAL MEETING.

WITHHELD FOR: (Write that nominee's
name in the space provided below).

___________________________________




Signature______________________Signature______________________Date______________

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- -------------------------------------------------------------------------------
              (triangle) FOLD AND DETACH HERE (triangle)